
PURE CYCLE CORPORATION
a water, wastewater, and land development company
Projections
Operations
Colorado Real Estate
Introduction
Single-Family Residential Rentals
SKY RANCH

Safe Harbor Statement

Statements that are not historical facts contained or incorporated by reference in this presentation are "forward-looking statements" ("FLS") within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 as amended. FLS involve risks and uncertainties that could cause actual results to differ from projected results. The words "anticipate," "believe," "estimate," "expect," "plan," "intend" and similar expressions, as they relate to us, are intended to identify FLS. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. We are not able to predict all factors that may affect future results. We cannot assure you that any of our expectations included in this presentation will be realized. Actual results could differ materially from those presented or implied by these FLS. Factors that may cause actual results to differ materially from those contemplated by such FLS include, without limitation: the risk factors discussed in our most recent Annual Report on Form 10-K; the timing of new home construction and other development in the areas where we may sell our water, which in turn may be impacted by credit availability; population growth; employment rates; general economic conditions; the market price of water, land and houses; changes in customer consumption patterns; changes in applicable statutory and regulatory requirements; changes in governmental policies and procedures; uncertainties in the estimation of water available under decrees; uncertainties in the estimation of costs of delivery of water and treatment of wastewater; uncertainties in the estimation of the service life of our systems; uncertainties in the estimation of costs of construction projects; the strength and financial resources of our competitors; our ability to find and retain skilled personnel; climatic and weather conditions, including flood, droughts and freezing conditions; labor relations; availability and cost of labor, material and equipment; delays in anticipated permit and construction dates; environmental risks and regulations; our ability to raise capital; our ability to negotiate contracts with new customers; uncertainties in water court rulings; the lease rates we may receive and the costs incurred to operate the rental units; the growth of the rental market; and other factors discussed from time to time in our press releases, public statements and documents filed or furnished with the SEC.


SKY RANCH

What is BTR?

Build-to-Rent (BTR) is the construction of single family homes with the intent to retain them for long-term rental purposes. Pure Cycle is working with experienced home builders to construct these houses, which Pure Cycle will own and maintain these properties, taking on a new role as property manager.

"The BTR model is ideal for our highly appreciated land and water assets, allowing us to build an accretive high margin recurring revenue product while maintaining our highly liquid balance sheet using inexpensive capital for the incremental cost of building each home" stated Mark W. Harding, President and CEO

New Opportunities, New Stakeholder Value

Single Family Homes in a Great Location

- Sky Ranch is one of Denver's most affordable and attractive master planned communities along the I-70 corridor
- 100+ homes in the first two phases of Sky Ranch
- New K-12 Charter School approved (estimated open date 8/2022)
- Houses located in proximity to DIA, Amazon Fulfillment Center, and other large job centers

Strong Real Estate Market, Rentals Popular

- Denver market is among the top 5 home markets in the US [1]
- Sky Ranch lots are selling fast, over half of first phase houses are occupied
- Home ownership is not an option for 55% of U.S. Counties [2]
- Single family rentals are more stable than apartments or purchase options [3]

Numerous Benefits for Pure Cycle

- BTR homes diversifies our balance sheet and adds significant recurring revenue and cash flow
- Flexibility and scalability for quick decisions
- Substantial balance sheet growth using working capital and inexpensive borrowed capital
- Immediate asset appreciation of approximately $100,000 per house, due to low water and lot costs (using current estimated market values)

Solid Financial Outlook

- Each BTR home will provide estimated annualized average revenue of $33K
- This is about 20 times more than the $1.5K of annualized water and wastewater revenue we receive per home
- Average annual net cash flows of $15K per home

1 Denver Business Journal, January 2021
2 Wall Street Journal, January 2021
3 John Burns Real Estate Consulting, November 2020



RECOLORADO®
DENVER METRO AREA
MARKET WATCH
February 2021
HOMES CLOSED
February 2020
3,871 vs. 3,878
0%
AVERAGE CLOSED PRICE
SINGLE-FAMILY HOMES
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2016 2017 2018 2019 2020 2021
Detached
Attached
14%
Feb '20 $486,731
Feb '21 $553,231
NEW LISTINGS
11%
2020
2021
5,102
4,558
PENDING LISTINGS
8%
4,422
4,785
AVERAGE DAYS IN MLS
2020
38
2021
24
14 days
WEEKS OF INVENTORY
4 weeks
FEBRUARY 2020
6
FEBRUARY 2021
2
HOME SEARCH POWERED BY REALTORS® | RECOLORADO.COM

"Housing demand in the Denver area continues to outpace supply, and as a result of increasing costs and the need for large down payments, the single-family rental market is growing exponentially. Our national home builder customers have expressed interest in building these homes, offering renters a brand new home without the hassle of buying."

- Mark Harding, President of Pure Cycle



Colorado Real Estate
SKY RANCH

NEWSPAPER

Denver Real Estate in the News

"Denver expected to be among top 5 hottest US home markets in 2021, according to Zillow"
Denver Business Journal, Jan 20, 2021

"Staggeringly low housing inventory across Colorado"
Realtor News, Feb 10, 2021

"Denver is 3rd-hottest market for millennial homebuyers"
Denver Business Journal, Jan 13, 2021

"Colorado renters doing better than most at paying the monthly bill"
The Denver Post, Jan 19, 2021

"More renters dumping Denver for the suburbs despite falling prices"
Westword, Nov 12, 2020

"Rent prices above national average during pandemic"
Fox31 News, Jan 11, 2021

Sky Ranch: Life Within Reach

Population

- Denver metro population continues to grow
- Many "urbanites" are moving to the suburbs for more space and affordability
- Younger families need space but may not be ready for down payment and long-term mortgages

Location

- Single family homes with room to grow
- Master Planned Community with all the amenities for pets, families, and easy living
- 2 million square feet of commercial and retail to be developed

Amenities

- New charter school approved
- Several parks and open spaces
- Community is pet friendly
- Landscaping services offered for rentals
- Recreation center and pool in the works
- Double the amount of open space over county requirements

Commutes

- Close to DIA, Gaylord Hotel, Amazon Fulfillment Center, Buckley AFB, CU Anschutz Medical Campus
- 30 minutes to Downtown
- 10 minutes to light-rail
- Easy access to I-70 and E-470

Stability

- Colorado rents have not been as affected by the pandemic
- Single family rents are generally more stable than multifamily
- Continued revenue for the Water and Wastewater Resource Development

BTR Successes

BTR rents up 4% in 2019 and 8% in 2020

Less than 10% of new builds are BTR

Currently 16M BTR homes nationwide. Estimated 3M+ added over the last 4 years

2020 - 10% increase in BTR home values

On average, the BTR model produces 100bps higher returns than selling houses

94.4% average occupancy rate in 2020



Walker-Dunlap, March 2021


The business
"We are excited to bring another housing option to the booming Sky Ranch community. We will have these homes built to the exacting standards of the rest of Sky Ranch, we will manage the operations and the maintenance of the properties using our own people, which provides us the ability to provide a turn-key rental experience which allows them to truly enjoy the Sky Ranch community as if they were an owner," stated Mr. Harding



Phase 1 - 3 homes

BTR Lots



Phase 2 - 100+ homes

Execution & Management



Being **vertically integrated** in all we do, this is the next logical step to complement our water and land development segments

Internally operating this division with our highly capable staff allows us the ability to quickly pivot and adjust in response to market conditions while keeping overhead low

Dedication to **great customer service** including optional offerings such as yard and snow maintenance to aid in offering a turn-key rental

Additional **recurring revenues**, avg. annual water and wastewater revenue of $1.5K per home, estimated avg. annual rental revenue of $33K per home - roughly 20 times more

Recurring and steady revenue and cash flows promote **scalability**


FOR RENT
"The strong Denver real estate market coupled with single family rental trends make the BTR market a great investment," stated Mr. Harding. "But the financial results and projections are where this really shines. Each home will have immediate appreciation, produce positive net cash inflows, and significantly enhance our recurring revenues and shareholder value."
Projected Summary Financial Information

Projected Summary Financial Information - Per Home

Average Estimated Rental Revenues		Average Estimated Operating costs [1]		Average Estimated Net Cash Flows		Average Estimated Market Value of Home
Monthly	Annually	Monthly	Annually	Monthly	Annually	
$2.8K	$33.6K	$0.6K	$7.2K	$1.3K	$15K	$450,000

1 Excludes estimated interest expense and depreciation expense, includes only direct operating costs related to the leasing operations of one unit

	Pro Forma Single house Monthly	Pro Forma Single house Annualized
Rental income	$ 2,800	$ 33,600
Operations, repairs and maintenance	150	1,800
Property Taxes and insurance	398	4,780
Interest Expense	945	11,337
Cash flow	**$ 1,307**	**$ 15,683**

Annualized Average Estimated Rental Revenue per Home of $33K

Annualized Average estimated cash flow per Home of $15K

Assumptions:

- Rental income is estimated based on average rental rates in surrounding communities with a similar home
- Optional additional services such as yard and snow maintenance included in rent and costs
- Current staffing will provide property management services for the foreseeable future
- Property taxes based on current mills in Sky Ranch
- Interest expense based on current finance offering for a 30-year amortizing loan at 3.75%
- Cost of homes will be amortized using the straight-line depreciation method over thirty years, which is a non-cash charge and not included in the cash projections table above

Per House Estimates

Capitalized costs	Financed costs	Fair market value
$342K	$317K	$450K


15 Year Forecast - 100 Homes
60,000,000.00
50,000,000.00
40,000,000.00
30,000,000.00
20,000,000.00
10,000,000.00
-
2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035
Assets at Cost
Estimated FMV
House Equity

Assumptions:

- Flexible debt usage, up to 80% of appraised value
- Low cost capital (3.75%)
- House fair market value estimated at $450,000 based on homes sold in Sky Ranch per NMLS
- Annual appreciation estimated at 4% per year
- Estimated construction of 12 homes per year


PURE CYCLE CORPORATION
a water, wastewater, and land development company
Projections
Operations
Single-Family
Residential Rentals
Colorado
Real Estate
Introduction
SKY RANCH